AMENDMENT NO.1
TO THE
PATENT LICENSE AGREEMENT

This AMENDMENT NO. 1 TO THE PATENT LICENSE AGREEMENT, dated and effective as of March 26, 2009 (this "Amendment"), is entered into by and among Yinlips Digital Technology (Shenzhen) Co., Ltd. (“Licensee”) and Zhao Zifeng (“Licensor”).  Licensee and Licensor are collectively referred to herein as the “Parties.” Terms not defined in this Amendment shall have such meanings as set forth in the Agreement (as defined below).

WITNESSETH:

WHEREAS, the Parties entered into that certain Patent License Agreement dated as of October 4, 2008 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement by entering into this Amendment; and

WHEREAS, Article 13.2 of the Agreement permits the parties to amend the Agreement only by a written instrument executed by the Parties.

NOW, THEREFORE, for good and valuable consideration and in consideration of the respective representations, warranties, covenants and agreements set forth in the Agreement, the parties hereby agree to amend the Agreement as follows:

AGREEMENT:

1.           Recital A of the Agreement is hereby amended and restated in its entirety as follows:

A.  Party A is the owner of certain patents listed in Schedule A attached hereto which may have applicability to Party B’s digital products;

2.           Article 3 of the Agreement is hereby amended and restated in its entirety as follows:

The patented technology under this Agreement refers to the certain patents listed in Schedule A attached hereto.

3.           Schedule A to the Agreement is hereby attached hereto.

4.           Except as amended herein, the Agreement shall remain in full force and effect.

5.           This Amendment may be executed in any number of facsimile counterparts, each of which shall be an original, but which together constitute one and the same instrument.  This Amendment may be executed and delivered by facsimile.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first set forth above.

LICENSOR:

/s/ Zhao Zifeng

Zhao Zifeng

LICENSEE:

[Seal of the Company]

Yinlips Digital Technology (Shenzhen) Co., Ltd.

SCHEDULE A

PATENTED TECHNOLOGY

No.	Name	Patent No. / Application No.	Patent Application Date	Remarks

1	Digital photo frame	ZL 2006 3 0018829.0	September 16, 2006	Industrial design; awarded in China

2	MP3 player	ZL 200730173651.1	September 14, 2007	Industrial design; awarded in China

3	Multimedia Player ( YDP116 )	200830102244.6	March 5, 2008	Industrial design; under application in China

4	Multimedia Player ( YDPG70 )	200830102243.1	March 5, 2008	Industrial design; under application in China

5	Key structure of digital player	200820094999.0	June 27, 2008	Utility model; under application in China

6	Multimedia Player	200830104856.9	July 9, 2008	Industrial design; under application in China